Wachovia Corporation Goldman Sachs Financial Services CEO Conference December 12, 2007 Ken Thompson Chairman and CEO * * * * Exhibit 99 ******

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Wachovia’s core strategy
Focus on high growth, affluent markets and pursue
high growth non-traditional businesses
Aggressively manage our businesses by focusing on
quality delivery and cost effectiveness
Continued refinement of risk management and capital
allocation
Goal: Serve customers better than the competition

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75% of prior 10 years of U.S.
GDP growth generated
within WB’s footprint
1
No. 3 deposit market share
in the U.S.
No. 1 bank in the Southeast
2
8.4% deposit-weighted
average population growth
vs. 6.3% U.S. average
3
80% of future U.S.
population growth is
forecasted to come
through WB’s footprint
4
1. Source: US Department of Commerce.
2. Source: SNL Financial, based on deposits and includes AL, FL, GA, MS, NC, SC, TN, VA.
3. Source: SNL Financial. 5-year projected average population growth, county-weighted by deposits.
4. Source: U.S. Census Bureau, forecasted population growth as of 2020.
Wachovia’s key competitive advantage
High growth/affluent footprint
WB Financial Center Locations
WB Retail Brokerage Locations
AG Edwards Retail Brokerage Locations
WB Mortgage Locations
WBAuto Finance Locations
WBW ealth Management Locations

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Wachovia’s key competitive advantage
Execution within and across our balanced business model
YTD 2007 Segment Earnings
$6.7 billion
1
Capital
Management
$860
Corporate &
Investment
Bank
$1,375
General Bank
$4,249
Wealth
Management
$230
63%
21%
3%
13%
($ in millions)
1. 2007 year to date segment earnings as of September 30, 2007, excluding merger-related and restructuring expenses of $48.0 million and losses in the parent of $330 million.
YTD 2007
Traditional banking businesses
are a key driver of results
– 70% of revenues
– 80% of earnings
2001 - 2006
Investment Banking drove 16%
of earnings growth

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Wachovia’s key competitive advantage
Superior customer service and loyalty
Percentage Loyal
Customers 1
40.2%
48.6%
51.8%
53.1%
55.0%
4Q02 4Q04 4Q06 3Q07 Goal
1. Data is from independent studies conducted with customers who transact in our Financial Centers
Wachovia 80 +21.2% (#1)
All Others 78 +8.3%
Bank of America 72 +14.3%
JPM/Bank One 72 +2.9%
Wells Fargo 72 +7.5%
2006 American Customer
Satisfaction Index
WB led survey for the
6
th
year in a row
Most improved since #1
ranking in 2001
Score
2006 vs. 2000

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10.9%
14.8%
4Q00 3Q07
Wachovia’s key competitive advantage
Superior customer retention and acquisition
Annualized Retail, Small Business, Business Banking and Community Banking controllable attrition and acquisition rates; 4Q99 attrition data is total, acquisition data unavailable prior to 2000.
1. Based on 11.4 million Retail, Small Business, Business Banking and Community Banking household and customer relationships at 3Q07 quarter-end.
Acquiring 430,000 net new households on an annualized basis
1
Approximately 3 times the growth rate for US households
Attrition Acquisition
20.0%
11.0%
4Q99 3Q07

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$569
$609
$670
3Q05 3Q06 3Q07
$1,252
$1,207
$1,409
YTD 05 YTD 06 YTD 07
$3,147
$3,217
$3,450
YTD 05 YTD 06 YTD 07
$1,866
$2,114
$2,260
YTD 05 YTD 06 YTD 07
Aggressive sales management
Strong execution drives results
Retail and Small Business Revenue
per Financial Center
1
1. Legacy Wachovia franchise excluding Golden West.
Annualized Retail Brokerage Revenue
per Series 7 Reg Rep
Wealth Management Investment Management
Fees per Relationship Manager
3
Commercial Banking Revenue
per Relationship Manager
2
2. Commercial Banking revenues excludes dealer services .
($ in thousands, YTD through September)
3. Wealth Management relationship managers excludes private
advisory bankers.

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Aggressive expense management
Operating efficiency drives results
63.6%
59.1%
60.5%
60.0%
58.0%
55.3%
56.3%
2001 2002 2003 2004 2005 2006 YTD Goal
Cash Overhead Efficiency Ratio
1
1. Excludes merger-related and restructuring expenses, changes in accounting principle and other intangible amortization.
51.5% - 53.5%

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Managing through the credit cycle
Relatively low risk portfolio
Currently expect 4Q07 provision expense to be $1 billion higher than charge-offs
Consumer real estate
–
Staying on top of and taking appropriate actions in light of deteriorating markets
–
Mortgage loans average LTV of 70%; Pick-a-payment appraised in-house
–
Home Equity: 95% direct originations, average LTV of 74%, 47% secured by first lien and 70% to relationship customers
Auto: custom credit scoring model has resulted in credit
outperformance relative to peers
Commercial real estate
–
Proactively managing residential portfolio in markets that are exhibiting softness
–
Income producing portfolio performing well though applying
cautious stance
Middle market and large corporate portfolios are well-diversified, granular and high performing

4Q01
2Q02
4Q02
2Q03
4Q03
2Q04
4Q04
2Q05
4Q05
2Q06
4Q06
2Q07

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$12
$16
$20
$24
$28
$32
$36
$40
$44
Economic Tangible Tier 1
Managing through uncertain markets
Low risk model drives capital cushion
Tangible common equity vs.
economic capital
($ in billions)
-$1.9B
$7.4B
Overall market
deterioration will result
in decrease in capital
cushion
Ample earnings to
continue to support
growth and build credit
reserves
Management remains
confident in current
dividend even under
stress scenarios
As of 9/30/07 tangible capital exceeded economic capital by $6.9 billion.

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2008 top priorities
Focus on best-in-class execution in our four lines
of business
– Customer service and loyalty
– Sales management
– Expense discipline
– Strong risk management
Focus on building capital while continuing to invest
selectively in higher return opportunities
Successfully integrate Golden West and A.G. Edwards
acquisitions

Page 11 – 5285, Goldman Sachs CEO Conference Appendix

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Period-end balance sheet as of 9/30/2007. Net charge-offs are 3Q07 charge-offs as a % of respective loan portfolio, annualized.
Low loss-content loan portfolio
Total Loan Portfolio
89% Secured/Guaranteed
Consumer
Mortgage
Other
Consumer
Real Estate
Secured
Student
Auto, Other
Secured
Commercial,
Financial &
Agricultural
Commercial
Real Estate
Commercial
Leasing
Commercial
Foreign
$260 billion consumer loan portfolio
96% secured (additional 3% guaranteed)
- 87% secured by Real Estate
> 87% secured by a first lien
> 71% average loan-to-value
> 699 average FICO score
3Q07 net losses 27 bps
$190 billion commercial loan portfolio
74% secured
No industry > 5% (3-digit SIC)
$1.8 million average size
3Q07 net losses 8 bps
38%
6%
1%
9%
24%
6%
13%
2%

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Consumer real estate portfolio
3Q07 Period-end Consumer Real Estate Portfolio
Loan Average Average % of Loans
(dollars in millions)
Balances FICO LTV
(1)
LTV > 90%
Home equity loans and lines
  First lien $ 27,086 729        72% 13%
  Second lien 30,907         723        76% 15%
Total home equity loans and lines 57,993         726        74% 14%
Mortgage loans 167,362       690        70% 2%
Total consumer real estate portolio 225,355       699        71% 5%
Nonaccrual loans
Total first lien 1,865            645        76% 4%
Total second lien 41                  676        82% 15%
Total consumer real estate nonaccrual loans $ 1,906            647          76% 5%
(1)
Second lien LTVs reflect the total borrowings, including first lien positions held by third parties.
Exposure to at-risk California MSAs within Central Valley and Inland Empire in line with industry exposures
California 90-day delinquency rates 79 bps below industry averages
1
1. Based on CreditForecast.com 3Q07 data.

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Period-end balance sheet as of 9/30/2007.
Commercial real estate
Well-diversified loan portfolio
$35 billion loan portfolio
36% residential
64% income producing
Average maturity of 1.6 years
– 42% of exposure maturing
<12 months
– Residential homebuilder
average maturity of 1.2 years
Geographic concentrations
in traditional retail banking
footprint
Generated over $1.0 billion in
net income since year end 2005
$35 Billion Commercial Real
Estate Financial Services
Portfolio
Office
Building
13%
Retail
12%
Apartments
11%
Industrial
5%
Income Producing
Land
8%
Other
2%
Lodging
1%
Single
Family
11%
Residential
Improved
Land
10%
Condominiums
9%
Residential
Unimproved
Land
4%
Non-Definition
Real Estate
14%

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Cautionary statement
The foregoing materials and management’s discussion of them may contain, among other things, certain forward-looking statements with respect to
Wachovia, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of
Wachovia, including, without limitation, (i) statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, (ii) statements relating to the benefits of the merger between Wachovia and A.G. Edwards, Inc. completed on October 1, 2007 (the “A.G. Edwards Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the A.G. Edwards Merger, (iii) statements relating to the benefits of the merger between
Wachovia and Golden West Financial Corporation completed on October 1, 2006 (the “Golden West Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Golden West Merger, and (iv)
statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”,
“plan”, “projects”, “outlook” or similar expressions.  These forward-looking statements are based on the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond
Wachovia’s control). Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause
Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the applicable businesses in connection with the A.G. Edwards Merger or the Golden West Merger will not be integrated successfully or such integrations may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the A.G. Edwards Merger or the Golden
West Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the A.G. Edwards Merger or the
Golden West Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the A.G.
Edwards Merger or the Golden West Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) potential or actual litigation; (8) inflation, interest rate, market and monetary fluctuations; (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (10) unanticipated regulatory or judicial proceedings or rulings; (11) the impact of changes in accounting principles; (12) adverse changes in financial performance and/or condition of
Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; and (13) the impact on Wachovia’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts.
Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the
A.G. Edwards Merger or the Golden West Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral.